XYLEM INC. INVESTOR & ANALYST DAY MARCH 7, 2013 Exhibit 99.2

AGENDA

* For attendees at NYSE
2013 INVESTOR & ANALYST DAY
9:00 – 9:05 Welcome & Agenda P. De Sousa
9:05 – 9:45
Xylem Current Update & Overview G. McClain
9:45 – 10:05 Market Update & Driving Growth C. Sabol
10:05 – 10:20 Break
10:20 – 10:40 Water Infrastructure: Transport & Treatment M. Kuchenbrod
10:40 – 10:55 Water Infrastructure: Test C. McIntire
10:55 – 11:10 Applied Water Systems K. Napolitano
11:10 – 11:30 Financial Overview M. Speetzen
11:30 – 12:00 Q&A & Closing Remarks G. McClain
12:00 – 1:30      Lunch with Management*

**This document contains information that may constitute "forward-looking statements." Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Generally, the words "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target" and similar expressions identify forward-looking statements, which generally are not historical in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking.**

**These forward-looking statements include, but are not limited to, statements about the separation of Xylem Inc. (the "Company") from ITT Corporation in 2011, capitalization of the Company, future strategic plans and other statements that describe the Company's business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to orders, revenues, operating margins and earnings per share growth, and statements expressing general views about future operating results — are forward-looking statements.**

**Caution should be taken not to place undue reliance on any such forward-looking statements because they involve risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those set forth in Item 1A of our Annual Report on Form 10-K, and those described from time to time in subsequent reports filed with the Securities and Exchange Commission.**

xylem
Let's Solve Water

FORWARD-LOOKING STATEMENTS 3 2013 INVESTOR & ANALYST DAY

XYLEM CURRENT UPDATE & OVERVIEW

multitrode

WATER • WASTEWATER • PUMP STATION • TECHNOLOGY

xylem
Let's Solve Water

multitrode

WATER • WASTEWATER • PUMP STATION • TECHNOLOGY

ACQUISITION OVERVIEW
MULTITRODE
MULTITRODE
Overview
Strategic Rationale
Strategic Rationale
2013 INVESTOR & ANALYST DAY
• Purchase Price $26M
• ‘12 Revenue $13M
• 60 Employees
• Serving Municipal &
Private Water & Waste
Water Authorities
• Pump Station Controllers,
Web-Based Monitoring
Services, SCADA Software,
Engineering & Integration
Services
- Advanced Monitoring &
Control Technologies
- Scalable Platform
- Enables Smart Products &
Cloud–Based Service

2013 INVESTOR & ANALYST DAY

CURRENT UPDATE
•
Guidance Updated Solely to
Reflect the Acquisition of
MultiTrode
– Purchase Price Accounting &
Transaction Costs Drive
Margin Dilution of 10 Bps
– EPS Dilutive by $0.01
•
Actions Underway to Realign
European Operations
GUIDANCE
GUIDANCE
UPDATED
UPDATED
TO
TO
REFLECT
REFLECT
MULTITRODE
MULTITRODE
ACQUISITION
ACQUISITION
* See Appendix for Non-GAAP Reconciliations
2012
$3.8 B
39.6%
14.3%
12.9%
$1.77
Total Revenue:
Gross Margin:
Segment Margin*:
Operating Margin*:
Adjusted EPS*
2013E
~$3.9 B
~40%
13.7% - 14.2%
12.2% - 12.7%
$1.79 - $1.89

WATER IS ONE OF THE MOST COMPLEX,
CHALLENGING AND INCREASINGLY VISIBLE
ISSUES FACING SOCIETY
UNIQUELY POSITIONED TO SOLVE THE WORLD’S GROWING WATER CHALLENGES
UNIQUELY POSITIONED TO SOLVE THE WORLD’S GROWING WATER CHALLENGES
2013 INVESTOR & ANALYST DAY

8 2013 INVESTOR & ANALYST DAY THIS CHALLENGING CONTEXT SHAPES OUR VISION, INFORMS OUR GOALS AND UNDERPINS OUR STRATEGIES * * * * * * * *

WE WILL BECOME THE WORLD’S WE WILL BECOME THE WORLD’S TRUSTED LEADER IN SOLVING TRUSTED LEADER IN SOLVING WATER ISSUES WATER ISSUES 9 OUR GOAL 2013 INVESTOR & ANALYST DAY

Build High-Performance Culture
Deliver Customer Value
Drive Profitable Growth
Improve Business Sustainability
Unique Global Assets
Become the World's Trusted Leader in Solving Water Issues

xylem
Let's Solve Water

OUR STRATEGIC FRAMEWORK 10 2013 INVESTOR & ANALYST DAY

• Leading Market Positions
• Fortress Brands
• Diverse Geographic & End
Market Exposure
• Large Installed Base
• Recurring Revenue ~37%
• World-Class Distribution
$3.8B
GLOBAL LEADER IN WATER APPLICATION SOLUTIONS
ABILITY TO DELIVER CONSISTENT FINANCIAL PERFORMANCE
ABILITY TO DELIVER CONSISTENT FINANCIAL PERFORMANCE
2013 INVESTOR & ANALYST DAY
WHAT MAKES XYLEM UNIQUE ?

xylem
Let's Solve Water
PARTNERSHIPS
ZENON
SINGAPORE PUB
TREATMENT
SANITAIRE
LEOPOLD
WEDECO
CORE WATER TRANSPORT
FLYGT
BELL & GOSSETT
JABSCO / RULE
GOULDS WATER TECHNOLOGY
LOWARA
LAING
PIMS
MULTITRODE
ANALYTICS
AADI
NOVA
OI
YSI
MJK
DEWATERING RENTALS & SERVICES
GODWIN
HEARTLAND
SOCIAL RESPONSIBILITY
WATERMARK
ESSENCE OF LIFE
SUSTAINABILITY
SWI

xylem
Let's Solve Water

EVOLUTION TO A LEADING GLOBAL WATER TECHNOLOGY PROVIDER 12 2013 INVESTOR & ANALYST DAY * * Zenon is a registered trademark of GE

END-USE CONSUMERS
WATER TREATMENT
TRANSPORT
TREAT
TEST
INDUSTRIAL
RES./COMM.
IRRIGATION
WASTEWATER TREATMENT
TRANSPORT
TREAT
TEST
WATER INTAKE
TEST
OCEANS
GROUND WATER
LAKES
RIVERS
TEST
WATER RETURN

**WE WORK TO ANTICIPATE OUR CUSTOMERS' NEEDS WITH OUR BROAD PRODUCT OFFERING & OUR APPLICATIONS EXPERTISE**

xylem
Let's Solve Water

SPECIALIZED BREADTH IN THE WATER CYCLE 13 13 2013 INVESTOR & ANALYST DAY

Market Size: $20B
2012 Revenues: $2.4B
2012 Op Margin*: 15.1%
• World’s Largest Waste Water Pump &
Dewatering Services Provider
• Broad Portfolio of Filtration, Biological
and Disinfection Technologies
• Industry-Leading Water &
Environment Analytics Platform
APPLIED WATER
Market Size: $15B
2012 Revenues: $1.4B
2011 Op Margin*: 12.4%
• Leading Global Provider of a Broad
Range of Energy-Efficient Solutions
with a Large & Diverse Customer Base
• U.S. Leader in Building Services
Equipment & Solutions
• U.S. Leader in Industrial Water
Technologies

SEGMENT OVERVIEW
64%
64%
36%
Segment Split
UNIQUE PORTFOLIO PROVIDES FOR UNIQUE PORTFOLIO PROVIDES FOR
INNOVATIVE SOLUTIONS INNOVATIVE SOLUTIONS
BROAD PRODUCT PORTFOLIO BACKED BROAD PRODUCT PORTFOLIO BACKED
BY APPLICATION EXPERTISE BY APPLICATION EXPERTISE
2013 INVESTOR & ANALYST DAY
* See Appendix for Non-GAAP Reconciliations
WATER INFRASTRUCTURE

BALANCED PORTFOLIO

DIVERSE
CUSTOMER
BASE
SERVING
CRITICAL
NEEDS
GLOBAL
MARKET
BALANCE
BY END MARKET
Industrial 43%
Public Utility 35%
Commercial 11%
Residential 8%
Agriculture 3%
BY APPLICATION
Transport 46%
Treatment 10%
Test 8%
Building Svcs 19%
Industrial Water 14%
Irrigation 3%
BY GEOGRAPHY
United States 37%
Europe 35%
Asia Pac 12%
Rest of World 16%
A Growing Emerging Market
Presence … Today ~20%
2013 INVESTOR & ANALYST DAY

GLOBAL PORTFOLIO

GLOBAL SCALE & LOCAL PRESENCE PROVIDE A COMPETITIVE
GLOBAL SCALE & LOCAL PRESENCE PROVIDE A COMPETITIVE
ADVANTAGE
ADVANTAGE
360+
Global Locations
More Than 4,500
Sales Representatives
Reaching Customers in
More Than 150 Countries
2013 INVESTOR & ANALYST DAY

* See Appendix for Non-GAAP Reconciliations

PROVEN TRACK RECORD
BALANCED STRATEGY & FOCUSED EXECUTION
BALANCED STRATEGY & FOCUSED EXECUTION
REVENUE
REVENUE
OPERATING MARGIN*
OPERATING MARGIN*
• Revenue Up $500M, +15%
• Established Global Platforms
in Dewatering & Analytics
• Significant Op Margin
Improvement; +210 bps
• Absorbing Public Company
Stand-Alone Costs
2013 INVESTOR & ANALYST DAY

Build High-Performance Culture
Deliver Customer Value
Drive Profitable Growth
Improve Business Sustainability
Unique Global Assets
Become the World's Trusted Leader in Solving Water Issues

xylem
Let's Solve Water

OUR KEY OBJECTIVES 18 2013 INVESTOR & ANALYST DAY

Build High-Performance Culture

Deliver Customer Value

Key Strategies

- Customer Excellence
- Deliver Applications Expertise
- Enhance Aftermarket Capabilities

Issues

Unique Global Assets

xylem
Let's Solve Water

DELIVER CUSTOMER VALUE 19 LEVERAGING OUR LARGE INSTALLED BASE LEVERAGING OUR LARGE INSTALLED BASE 2013 INVESTOR & ANALYST DAY

XYLEM PROPRIETARY / CONFIDENTIAL

GROWING AFTERMARKET PARTS & SERVICES
INSTALLED BASE DRIVES REPLACEMENT SALES
INCREASING PROFITABLE INCREASING PROFITABLE
AFTERMARKET OPPORTUNITIES AFTERMARKET OPPORTUNITIES
ENHANCE AFTERMARKET CAPABILITIES
INTRODUCING XYLEM TOTALCARE
ACCELERATING OPPORTUNITIES THROUGH
ACQUISITIONS
~37% RECURRING REVENUE BASE ~37% RECURRING REVENUE BASE
2013 INVESTOR & ANALYST DAY
$M
•
Comprehensive Integrated Services
Portfolio
•
Systems Knowledge & Application Expertise
•
Leverages World’s Largest Installed Base
•
Provides Customers with Operational
Security, Cost Savings Opportunities, and
Improved Operating Efficiencies
•
Brand Loyalty Driven
•
Like-for-Like Replacement
•
Opportunity for Upgrades
•
Next-Generation Installations
2008 2012
$396
$581

Build High-Performance Culture

Deliver Customer Value

Drive Profitable Growth

Unique Global Assets

### *Key Strategies*

- **Increase Innovative Offerings**
- **Accelerate Geographic Expansion**
- **Invest in Growth Platforms**
- **Sustainable Water Infrastructure**

xylem Let's Solve Water

DRIVE PROFITABLE GROWTH 21 LEVERAGING OUR APPLICATION EXPERTISE LEVERAGING OUR APPLICATION EXPERTISE 2013 INVESTOR & ANALYST DAY

INNOVATION DRIVES VITALITY INDEX > 25% BY 2017
INNOVATION DRIVES VITALITY INDEX > 25% BY 2017
INCREASE INNOVATIVE OFFERINGS
FOCUS AREAS
VITALITY INDEX
VITALITY INDEX
2013 INVESTOR & ANALYST DAY
Vitality Index is defined as the % of revenue from new
products launched over the past five years

• Smart Products
• Energy Reduction
Initiatives
• Localized Products
• Product Range
Revitalization
• Reuse
• Sustainable Water
Infrastructure Solutions

ACCELERATE GEOGRAPHIC GROWTH
FOCUSED DEVELOPED & EMERGING MARKETS STRATEGIES

EMERGING MARKETS INCREASE TO 25% OF TOTAL REVENUE BY 2017
EMERGING MARKETS INCREASE TO 25% OF TOTAL REVENUE BY 2017
GEOGRAPHIC STRATEGY
•
Premium in Mega Cities
•
Selectively Enter Value Segment
•
Key Account Focus
XYLEM PRESENCE IN EMERGING MARKETS
Emerging Asia 35%
Latin America 27%
Middle East/Africa 24%
Eastern Europe 14%
EMERGING MARKETS REVENUE
EMERGING MARKETS REVENUE
2013 INVESTOR & ANALYST DAY
•
Replicate Success in Developed Markets
•
Disciplined Emerging Markets Approach
•
53 Sales & Service Units
•
Localized R&D Centers in China & India
•
11 Production Facilities
•
2,500 Employees

ACCELERATE GEOGRAPHIC GROWTH
EXAMPLE: CHINA STRATEGY

POSITIONED TO BENEFIT FROM CHINA’S CONTINUED DEVELOPMENT
POSITIONED TO BENEFIT FROM CHINA’S CONTINUED DEVELOPMENT
KEY INVESTMENT AREAS
CHINA’S 12
th
5 YEAR PLAN
OTHER GROWTH DRIVERS
Taiyuan
Hefei
Changsha
Zhengzhou
Urumchi
Baotou
Jinan
Tangshan
Shijiazhuang
Shenyang
Beijing
Xi’an
Chengdu
Guangzhou
Shanghai
Wuhan
Nanjing
Wuxi
2013 INVESTOR & ANALYST DAY
•
Infrastructure
•
Real Estate
•
Industry
•
Water & Waste Water Networks
•
Municipal Treatment Plants
•
Urbanization
•
Industrialization
•
Population Growth

## *Key Strategies*

- **Drive Operational Excellence**
- **Focus on Business Simplification**
- **Optimize Cost Structure**

Improve Business Sustainability

Unique Global Assets

IMPROVE BUSINESS SUSTAINABILITY 25 FUELING GROWTH WITH A COMPETITIVE EDGE FUELING GROWTH WITH A COMPETITIVE EDGE 2013 INVESTOR & ANALYST DAY

DRIVE OPERATIONAL EXCELLENCE

DRIVING A LEANER, MORE EFFICIENT & COMPETITIVE XYLEM
DRIVING A LEANER, MORE EFFICIENT & COMPETITIVE XYLEM
2013 INVESTOR & ANALYST DAY
GROSS MARGIN
GROSS MARGIN
LEAN SIX SIGMA
LEAN SIX SIGMA
GLOBAL SOURCING
GLOBAL SOURCING
•
Implemented Across the Organization
•
Hundreds of Projects Completed
Annually
•
Incremental ‘12 Savings of $68M
•
Components, Motors, & Raw Materials
•
Driving Incremental $51M Savings in ‘12
•
Low-Cost Region Approaching 25%

Customer Facing Systems

From

50+ to 1

ERP LX Platform

From

7 to 1

xylem
Let's Solve Water

FOCUS ON BUSINESS SIMPLIFICATION

IT SYSTEM CONSOLIDATIONS
IT SYSTEM CONSOLIDATIONS
•
Global Inventory/Supply Chain
Management
•
Web-Based Ordering/Tracking
•
Global Data Warehousing
•
Automated Product
Configurations
•
Integrated CRM System
•
Eliminates Redundancy
STREAMLINED SYSTEMS TO DRIVE PRODUCTIVITY
STREAMLINED SYSTEMS TO DRIVE PRODUCTIVITY
2013 INVESTOR & ANALYST DAY
-

Complex
Structure
ONE
Organization

xylem
Let's Solve Water

OPTIMIZE OUR COST STRUCTURE

SUMMARY
2013 FINANCIAL IMPACTS
EUROPEAN REALIGNMENT
EUROPEAN REALIGNMENT
ENABLING
– Sales Synergies & Future
Growth Opportunities
2013 INVESTOR & ANALYST DAY
– HQ: Schaffhausen,
Switzerland
– Restructuring Savings of
$13M to $15M
– Additional Net EPS Impact of
$0.03 from Realignment
•
Sales Office Consolidations
•
Sales Administrative and
Functional Back-Office
Standardization & Synergies
•
Factory Realignments
•
Shared Services & Centers of
Excellence
•
Vertical Market Alignment
•
Unified Xylem in Europe –
Growth & Cost Synergies
•
Efficient Tax Structure
•
Restructuring & Realignment
Costs of $60M to $70M
– Primarily Focused on Europe

Build High-Performance Culture

Key Strategies

- **Elevate Corporate Reputation**
- **Develop and Attract Talent**
- **Strong Leadership & Management System**
- **Accountability & Execution Excellence**

Unique Global Assets

xylem
Let's Solve Water

HIGH-PERFORMANCE CULTURE 29 EXPERIENCE, KNOWLEDGE & RELENTLESS DRIVE TO IMPROVE EXPERIENCE, KNOWLEDGE & RELENTLESS DRIVE TO IMPROVE 2013 INVESTOR & ANALYST DAY

POWERFUL COMBINATION OF CUSTOMER & INDUSTRY EXPERIENCE
POWERFUL COMBINATION OF CUSTOMER & INDUSTRY EXPERIENCE
HIGH-PERFORMANCE CULTURE

Gretchen Gretchen
McClain McClain
President President
& CEO & CEO
Operational Leaders Operational Leaders
Mike
Kuchenbrod
President
Water
Solutions
Chris
McIntire
President
Analytics
Ken
Napolitano
President
Applied Water
Systems
Functional Leaders Functional Leaders
Angela
Buonocore
Chief
Communications
Officer
Robyn
Mingle
Chief
Human
Resources
Officer
Board of Directors Board of Directors
• Steven R. Loranger,
Chairman Emeritus
• Curtis J. Crawford, Ph.D.
• Victoria D. Harker
• Robert F. Friel
• John J. Hamre, Ph.D.
• Sten E. Jakobsson
• Edward J.  Ludwig
• Surya N. Mohapatra, Ph.D.
• Markos I. Tambakeras,
Chairman
• Gretchen W. McClain
Colin
Sabol
Chief
Strategy
& Growth
Officer
Christian
Na
General
Counsel &
Corporate
Secretary
Mike
Speetzen
Chief
Financial
Officer
Nicholas
Colisto
Chief
Information
Officer
2013 INVESTOR & ANALYST DAY

**Strong Leadership & Management System**

- Experience
- Knowledge
- Commitment

**Innovative & Adaptive People**

- Customer Focused
- Relentless Drive to Improve

**Accountability & Execution Excellence**

- Compensation Programs Aligned with Goals & Performance

xylem Let's Solve Water

LINKED TOGETHER AROUND “LET’S SOLVE WATER” LINKED TOGETHER AROUND “LET’S SOLVE WATER” HIGH-PERFORMANCE CULTURE 31 HIGH-PERFORMANCE CULTURE HIGH-PERFORMANCE CULTURE 2013 INVESTOR & ANALYST DAY

FUND GROWTH & RETURNS TO SHAREOWNERS
FUND GROWTH & RETURNS TO SHAREOWNERS
DISCIPLINED CAPITAL DEPLOYMENT

• Balance of Organic &
Inorganic Investment
• Return Value to
Shareowners
• Maintain Solid Investment
Grade Metrics
• Evaluation Processes to
Ensure Targeted Returns
Achieved
2013 INVESTOR & ANALYST DAY
Organic
Investment
Organic
Organic
Investment
Investment
Acquisitions
Acquisitions Acquisitions
Return of
Capital
Return of Return of
Capital Capital

LOOKING AHEAD TO 2017
INCREASING PROFITABILITY AND RETURNS
INCREASING PROFITABILITY AND RETURNS
2013 INVESTOR & ANALYST DAY
XYLEM IN 2017
•
Global Leader in the Attractive Water Industry
•
Leading Positions in All Served Markets
•
Simplified Business Structure & Improved Cost Base
•
Trusted Leader & the Applications Expert
•
Stronger Financial Position
LONG-TERM PERFORMANCE TARGETS
•
•
Operating Margin
•
Earnings Per Share
•
Return on Invested Capital
•
Free Cash Flow
$5.5B
15%
10% CAGR
14%
100% of Net Income
Total Revenue

MARKET UPDATE & DRIVING GROWTH COLIN SABOL CHIEF STRATEGY & GROWTH OFFICER

Deliver Customer Value
Drive Profitable Growth
Improve Business Sustainability

xylem
Let's Solve Water

35 2013 INVESTOR & ANALYST DAY
MARKET UPDATE &
DRIVING GROWTH
AGENDA
• Served Market Update
-
Geographic Profile
-
End Market Profile
-
Industrial Market Dynamics
-
Public Utility Dynamics
-
Market Positions
• Driving Growth
-
Sustainable Water Infrastructure
(SWI) Solutions
-
Customer Journey
WHAT YOU WILL HEAR ABOUT TODAY
WHAT YOU WILL HEAR ABOUT TODAY

16%
37%
12%
35%
U.S.
Europe
Asia Pacific
Other

xylem
Let's Solve Water

SERVED MARKET UPDATE
GEOGRAPHIC PROFILE
2013 INVESTOR & ANALYST DAY
2012 XYLEM REVENUE MIX
2012 XYLEM REVENUE MIX
U.S.
•
Slow Recovery
•
Commercial Building Construction
Strengthening
EUROPE
•
Weak Economic Environment
•
EU Political Uncertainty Continues
EMERGING MARKETS
•
Infrastructure Investment and
Increasing Regulation
’13-’17 SERVED MARKET GROWTH
’13-’17 SERVED MARKET GROWTH
DEVELOPED 1-3%
•
U.S. 1-3%
•
Europe 0-2%
EMERGING 6-8%
GLOBAL 2-4%
MARKET COMMENTARY
MARKET COMMENTARY

43%
35%
11%
8%
3%
Industrial
Public Utility
Commercial
Residential
Agriculture

SERVED MARKET UPDATE
END MARKET PROFILE
2013 INVESTOR & ANALYST DAY
2012 XYLEM REVENUE MIX
2012 XYLEM REVENUE MIX
INDUSTRIAL
• Global Industrial Production to Strengthen
Modestly
PUBLIC UTILITY
• Break and Fix Demand to Rise Steadily
• CAPEX Spending Delays to Continue
COMMERCIAL / RESIDENTIAL
• Early Signs of U.S. Recovery
• Europe Remains Soft
AGRICULTURE
• Global Population Growth and Changing
Dietary Preferences
’13 -
’13 -
’17 SERVED MARKET GROWTH
’17 SERVED MARKET GROWTH
INDUSTRIAL 3-4%
PUBLIC UTILITY 2-3%
COMMERCIAL 3-4%
RESIDENTIAL 3-4%
AGRICULTURE 2-3%
TOTAL 2-4%
MARKET COMMENTARY
MARKET COMMENTARY

13%
10%
9%
9%
6%
53%
Mining
Oil & Gas
Construction
Food & Beverage
Marine
Gen'l Ind. / Other

xylem
Let's Solve Water

SERVED MARKET UPDATE
INDUSTRIAL MARKET EXPOSURE
2013 INVESTOR & ANALYST DAY
•
Strong Brands
•
Deep Application Knowledge
•
Broad Product Portfolio
•
Improving Vitality Index
XYLEM ADVANTAGES
XYLEM ADVANTAGES
MINING
•
EM Commodity Demand
OIL & GAS
•
Stabilization of Gas Fracking
CONSTRUCTION
•
Global Construction Recovery &
Return of Normal Weather
FOOD & BEVERAGE
•
Changing Dietary Habits &
Emergence of Middle Class in EM
GENERAL  INDUSTRY
•
Paper
•
Power
•
Manufacturing
Xylem 2012 Revenue: $1.6B
•
Chemicals
•
Pharma
SUB-SEGMENT COMMENTARY
SUB-SEGMENT COMMENTARY

SERVED MARKET UPDATE
PUBLIC UTILITY
2013 INVESTOR & ANALYST DAY
•
Consistent Tariff Increases
•
Bid Activity Remains Strong
•
Focused on Opex Savings (Energy, Services)
•
Large Installed Base With Loyal
Customers
•
70-80% of Revenue from Opex
•
Refreshed Product Portfolio
Centered on Energy Efficiency
•
Deep Application Expertise Fills
Void Left by Demographic Shift
•
Local, Direct Presence Enables
Services (TotalCare)
Opex Capex
Connection
Fees
Tariffs
Bonds
Gov’t
Financing
Private
Funding
• Stable
• Health & Economic
Necessity
• Cyclical
• Capacity &
Regulation Driven
Source: Strategic Analytics Inc.
PUBLIC UTILITY DYNAMICS
PUBLIC UTILITY DYNAMICS
XYLEM ADVANTAGES
XYLEM ADVANTAGES

SERVED MARKET UPDATE
LEADING POSITIONS IN KEY APPLICATIONS
2013 INVESTOR & ANALYST DAY
TRANSPORT TREATMENT TEST
BUILDING SERVICES INDUSTRIAL WATER IRRIGATION
Xylem
KSB
Sulzer (ABS)
Pentair
Tsurumi
Others
Others
Grundfos
Xylem
Danaher
(Hach)
Grundfos
Xylem
Siemens
Danaher (Trojan)
Sulzer (ABS)
Ozonia
Others
Xylem
Thermo
E+H
Mettler
Others
Xylem
Wilo
Pentair
Franklin
Grundfos
Wilo
KSB
Pentair
Others Others
Pentair
Xylem
KSB
Market: $11B
Position: 1st
Market: $5B
Position: 1st
Market: $4B
Position: 2nd
Market: $9B
Position: 2nd
Market: $4B
Position: 2nd
Market: $2B
Position: 3rd

DRIVING GROWTH
SUSTAINABLE WATER INFRASTRUCTURE
(SWI) SOLUTIONS
2013 INVESTOR & ANALYST DAY
Industry
1
Industry
2
Industry
3
Industry
4
Treatment
Transport
Test
Services
M&C
Non-Xylem
WATER
LABOR
CAPITAL
FOOD
ENERGY
LEVERAGING BROAD PORTFOLIO  & APPLICATIONS EXPERTISE
LEVERAGING BROAD PORTFOLIO  & APPLICATIONS EXPERTISE
SOLVING WATER CHALLENGES WITH VERTICAL INDUSTRY TEAMS
SOLVING WATER CHALLENGES WITH VERTICAL INDUSTRY TEAMS

DRIVING GROWTH
SUSTAINABLE WATER INFRASTRUCTURE
(SWI) SOLUTIONS
2013 INVESTOR & ANALYST DAY
•
$1B Equipment Market; $400M Served
•
Marine-Tested Disinfection Technologies
with Efficacy Assurance
Ballast Water
Treatment
Aquaculture
Systems
Efficient
Secondary
Treatment
•
$4B Equipment Market; $160M Served
•
Increasingly Complex Water
Management Technologies Required
•
$3B Equipment Market; $500M Served
•
Core Public Utilities Expertise Required to
Capture Energy Efficiency Opportunity
VERTICAL END-MARKET SOLUTIONS REPRESENT
VERTICAL END-MARKET SOLUTIONS REPRESENT
THE LEADING EDGE OF OUR GROWTH STRATEGY
THE LEADING EDGE OF OUR GROWTH STRATEGY
THE POWER OF XYLEM’S CAPABILITIES...
THE POWER OF XYLEM’S CAPABILITIES...

CUSTOMER JOURNEY

BUY

AWARENESS	LEARNING	ENGAGEMENT	APPLICATION

Key Initiatives

Brand Management	Digital Marketing	Customer Excellence	XYLEM TOTALCARE SERVICES (PREVENT, REPAIR, OPTIMIZE, SAVE)

Examples

Leading Brands: FLYGT, Bell & Gossett	Digital Water Show	Pricing & Value Prop	Standard Services - Audit

xylem
Let's Solve Water

43 2013 INVESTOR & ANALYST DAY

Timezone
VIRTUAL ISLAND TOUR
ENERGY EFFICIENT BUILDING SYSTEMS
LET'S HARNESS
EXPERTISE
TO SOLVE YOUR CHALLENGES.
xylem
LET'S CREATE A SUPPLY THAT'S SUSTAINABLE. LET'S SOLVE WATER.
RESOURCE CENTER
AUDITORIUM
EXHIBIT HALL
NETWORKING LOUNGE
Information
xylem

xylem Let's Solve Water

CUSTOMER JOURNEY
LEARNING – DIGITAL WATER SHOW
2013 INVESTOR & ANALYST DAY
• 4,000+ Participants
• 1,500+ Leads
• 90% Lower Cost Per Lead vs.
Traditional
• Next Steps – More Targeted
Events with Channel Partners
2012
WINNER: Best
International Event
Virtual Communication Excellence Award
KEY STATS
KEY STATS

Strategy and Architecture
Market insights
Customer segmen-tation
Brand positioning
Strategic Pricing
Go-to-market approach
Sales operations
Pulse annually
Execution
Account prioritization and planning
Indirect channel manage-ment
Lead generation and qualification
Value proposition delivery
Trans-actional Pricing
Post-order customer interactions
Pulse Quarterly / Monthly / Daily

xylem
Let's Solve Water

CUSTOMER JOURNEY
ENGAGEMENT – CUSTOMER EXCELLENCE
2013 INVESTOR & ANALYST DAY
•
80% Coverage … Opportunities To Go Deeper
•
~20 Dedicated Resources ... Next Commercial Leaders
•
Focuses Our Commercial Technology Investments
•
Enables One Xylem Commercial Team

"Price War Room"
RBA
VEL
Price Waterfall
List price
Invoice
Deals by Discount
10%
20%
35%

Grabber
Impact
Proof
Pain
Contrast
GRABBER
53%
CONTRAST
IMPACT
PROOF
145
115
90
10x

"Our language" → "Customer language"

xylem
Let's Solve Water

46 CUSTOMER JOURNEY ENGAGEMENT – CUSTOMER EXCELLENCE 2013 INVESTOR & ANALYST DAY Price Last 2 Years $110M+ Strong Pilot Results … 2013 Roll-out Value Proposition

Build High-Performance Culture
Deliver Customer Value
Drive Profitable Growth
Improve Business Sustainability
Unique Global Assets
Become the World's Trusted Leader in Solving Water Issues

xylem
Let's Solve Water

SUMMARY
2013 INVESTOR & ANALYST DAY
SOURCES OF REVENUE GROWTH
SOURCES OF REVENUE GROWTH
SERVED MARKET 2-4%
XYLEM OUT-PERFORMANCE 1%
ORGANIC GROWTH 3-5%
ACQUISITIONS 2-4%
TOTAL 5-9%
•
More Robust Global Economic
Recovery
•
Tighter Regulatory Policy and
Enforcement… Driving Capex
•
Accelerated Demographic Shift…
Enabling Services
•
Increased Capital Flow Into
Global Public Utilities:
– Gov’t Funding
– Public/Private Partnerships
– Privatization
INCREMENTAL GROWTH CATALYSTS
INCREMENTAL GROWTH CATALYSTS

WATER INFRASTRUCTURE TRANSPORT & TREATMENT MICHAEL KUCHENBROD PRESIDENT, WATER SOLUTIONS

Deliver Customer Value
Drive Profitable Growth
Improve Business Sustainability

xylem
Let's Solve Water

WATER INFRASTRUCTURE
AGENDA

•
Business Overview
-
Transport & Treatment
Capabilities
•
Select Strategic Initiatives
-
Industrial Market Adjacencies
-
Xylem TotalCare
-
Localized Products
•
Dewatering Overview
-
Dewatering History
-
Dewatering Capabilities
-
Accelerate Geographic Expansion
-
Operational Excellence
2013 INVESTOR & ANALYST DAY
WHAT YOU WILL HEAR ABOUT TODAY
WHAT YOU WILL HEAR ABOUT TODAY

FLYGT godwin

WEDECO SANITAIRE LEOPOLD

18%
29%
14%
39%
U.S.
Europe
Asia Pacific
Other

14%
26%
14%
46%
U.S.
Europe
Asia Pacific
Other

xylem Let's Solve Water

WATER INFRASTRUCTURE
BUSINESS OVERVIEW
TRANSPORT
TRANSPORT
2013 INVESTOR & ANALYST DAY
TREATMENT
TREATMENT
Market Size:
2012 Revenues:
Key Products
& Services:
2012 Revenues
by Geography:
Key Facilities:
Key Brands:
$11B
$1,745M
$5B
$366M
Waste Water Pumps
Dewatering  (Sales & Rentals)
Aftermarket Parts & Services
Emmaboda, Sweden;  Baroda, India;
Shenyang, China; Bridgeport, NJ
Herford, Germany; Brown Deer, WI;
Zelienople, PA
Biological
U.V. and Ozone Disinfection
Filtration

DISCHARGE
DECENTRALIZED WASTE WATER TREATMENT PLANT
PPS
PSS
DISCHARGE
DISINFECT
SECONDARY
PRIMARY
WASTE WATER TREATMENT PLANT
PULP AND PAPER MILL
PUMP STATION
PSS
PPS
PPS
PPS
SEWER BYPASS
PPS
INDUSTRIAL PARK

xylem
Let's Solve Water

51 2013 INVESTOR & ANALYST DAY WATER INFRASTRUCTURE TRANSPORT & TREATMENT CAPABILITIES

DECENTRALIZED
WASTE WATER
TREATMENT PLANT
PULP AND
PAPER MILL
SEWER BYPASS
INDUSTRIAL PARK

xylem
Let's Solve Water

52 2013 INVESTOR & ANALYST DAY WATER INFRASTRUCTURE TRANSPORT & TREATMENT CAPABILITIES

TRANSPORT & TREATMENT CAPABILITIES

DECENTRALIZED WASTE WATER TREATMENT PLANT
PULP AND PAPER MILL
WASTE WATER TREATMENT PLANT
PUMP STATION
SEWER BYPASS
INDUSTRIAL PARK

xylem Let's Solve Water

53 2013 INVESTOR & ANALYST DAY WATER INFRASTRUCTURE

CHARGE
WASTE WATER TREATMENT PLANT
PULP AND PAPER MILL
PSS
PPS
PPS
SEWER BYPASS
INDUSTRIAL PARK
PSS

xylem
Let's Solve Water

54 2013 INVESTOR & ANALYST DAY WATER INFRASTRUCTURE TRANSPORT & TREATMENT CAPABILITIES

TRANSPORT & TREATMENT CAPABILITIES

PULP AND PAPER MILL
PUMP STATION
SEWER BYPASS

xylem
Let's Solve Water

55 2013 INVESTOR & ANALYST DAY WATER INFRASTRUCTURE

INDUSTRIAL MARKETS OFFER NEW GROWTH OPPORTUNITIES
INDUSTRIAL MARKETS OFFER NEW GROWTH OPPORTUNITIES

INCREASE INNOVATIVE OFFERINGS
INDUSTRIAL MARKET ADJACENCIES
Strategy:  Current Product New Market
WHY
WHY
WHERE
WHERE
HOW
HOW
•
Adds $1B To Served
Market
•
Stringent Discharge
Regulations
•
Value Versus Price
•
Little Xylem
Investment Required
•
Pulp & Paper
•
Ballast Water (SWI)
•
Bio Gas
•
Mining
•
Focused
“Capture Teams”
•
Customized Value
Proposition
•
Rapid Response
Capability
•
Build Applications
Expertise
2013 INVESTOR & ANALYST DAY

57 ENHANCE AFTERMARKET CAPABILITIES XYLEM TOTALCARE PROCESS PROCESS Audit Retrofit Maintenance Contract 2013 INVESTOR & ANALYST DAY

XYLEM TOTALCARE SERVICES
PREVENT REPAIR OPTIMIZE SAVE

waterCare services limited

Thames Water

Southern Water

anglianwater

xylem Let's Solve Water

•
Condition Audit
•
5 year $4M Contract
•
500 Pump Station Audits
•
65 Follow-up Refurbishments
•
Potential Total Revenue of $4M
TOTALCARE WEDECO IN NEW ZEALAND
TOTALCARE WEDECO IN NEW ZEALAND TOTALCARE FLYGT IN UK
TOTALCARE FLYGT IN UK
2013 INVESTOR & ANALYST DAY
ENHANCE AFTERMARKET
CAPABILITIES
XYLEM TOTALCARE

ACCELERATE GEOGRAPHIC
EXPANSION
LOCALIZED PRODUCTS
Price
Value
$1.4B market
$0.9B market
•
Value For Money
•
Limited and Standardized
Product Range
•
High Availability
•
Highest Quality and Performance
•
Wide Range of Sizes and Materials
•
System Engineering Support
2013 INVESTOR & ANALYST DAY

FLYGT godwin

45%
19%
11%
25%
U.S.
Europe
Asia Pacific
Other

21%
15%
28%
21%
15%
Public Utilities
Oil & Gas
Mining
Construction
Oth. Industrial

xylem Let's Solve Water

XYLEM PROPRIETARY / CONFIDENTIAL
Bridgeport, NJ; Emmaboda, Sweden;
Quenington, UK
Sales & Rentals
Dry Prime, Submersible &  Slurry Pumps
Aftermarket Parts & Services

INVEST IN GROWTH PLATFORMS
DEWATERING OVERVIEW
DEWATERING
DEWATERING
2013 INVESTOR & ANALYST DAY
Market Size:
2012 Revenues:
Key Products
& Services:
2012 Revenues
by Geography &
End Market:
Key Facilities:
Key Brands:
$3B
$659M
•
24/7 Service Capabilities
•
Leverages Xylem’s Footprint
•
High ROIC Business When
Operating with Scale Advantage
•
Diverse End Markets
•
~ 40% Rental Revenue

INVEST IN GROWTH PLATFORMS
DEWATERING HISTORY
2013 INVESTOR & ANALYST DAY
Pre-2010
Flygt
Electric Submersible
U.S. & International
2010
Acquired Godwin
Added Dri-Prime Diesel Technology
Expanded U.S. Footprint/Distribution
24/7 Service Model
2011
Organic Expansion in Australia
2012
Acquired Heartland Pump
Expanded U.S. Footprint/Distribution
2013
Organic Expansion in Latin America
$0
$100
$200
$300
$400
$500
$600
$700
2009 2012
Sales Rental Aftermarket

62 DELIVER CUSTOMER VALUE DEWATERING CAPABILITIES: INDUSTRIAL 2013 INVESTOR & ANALYST DAY

63 2013 INVESTOR & ANALYST DAY DELIVER CUSTOMER VALUE DEWATERING CAPABILITIES: MUNICIPAL BYPASS

64 2013 INVESTOR & ANALYST DAY DELIVER CUSTOMER VALUE DEWATERING CAPABILITIES: OIL & GAS

65 2013 INVESTOR & ANALYST DAY DELIVER CUSTOMER VALUE DEWATERING CAPABILITIES: MINING

THE WALL STREET JOURNAL.

NY REGION | November 2, 2012, 10:47 a.m. ET

The Pumps That Are Saving New York

Heavy-Duty Machines Take Center Stage; Moving 16,500 Gallons Per Minute

xylem
Let's Solve Water

66 2013 INVESTOR & ANALYST DAY DELIVER CUSTOMER VALUE DEWATERING CAPABILITIES: DISASTER RELIEF

ACCELERATE GEOGRAPHIC
EXPANSION
DEWATERING
DEWATERING GROWTH LED BY RENTAL AND SERVICES
DEWATERING GROWTH LED BY RENTAL AND SERVICES
2013 INVESTOR & ANALYST DAY
• Leverage
Existing Footprint
• Follow Strong Water
Solutions Channels
• Target Growing
Industries (Mining)

CREATING A MORE EFFICIENT AND RESPONSIVE ENTERPRISE
CREATING A MORE EFFICIENT AND RESPONSIVE ENTERPRISE
68 2013 INVESTOR & ANALYST DAY
IMPROVE BUSINESS SUSTAINABILITY
OPERATIONAL EXCELLENCE: “A WAY OF LIFE”
LEAN SIX SIGMA
LEAN SIX SIGMA
GLOBAL SOURCING STRATEGIES
GLOBAL SOURCING STRATEGIES
•
More Than 400 Projects and Kaizen
Events Annually
•
Leverage Global Volumes to
Achieve 5% Material Cost Savings
FOOTPRINT RATIONALIZATION
FOOTPRINT RATIONALIZATION
•
Localize Pump Assembly /
Conversion and Testing Closer to
the Market
•
Upgrading Capabilities in China,
India and Latin America
BUSINESS INTEGRATION
BUSINESS INTEGRATION
•
European Alignment, Unified Front-
End Sales Tools and Global
Inventory Management
PRODUCT SIMPLIFICATION
PRODUCT SIMPLIFICATION
•
Leverage Modular Designs to
Reduce Production Costs and Phase
Out Old Products

Build High-Performance Culture
Deliver Customer Value
Drive Profitable Growth
Improve Business Sustainability
Unique Global Assets
Become the World's Trusted Leader in Solving Water Issues

xylem
Let's Solve Water

69 2013 INVESTOR & ANALYST DAY WATER INFRASTRUCTURE TRANSPORT & TREATMENT

WATER INFRASTRUCTURE TEST CHRIS MCINTIRE PRESIDENT, ANALYTICS

Deliver Customer Value
Drive Profitable Growth
Improve Business Sustainability

Let's Solve Water

WATER INFRASTRUCTURE
AGENDA

•
Business Overview
-
Analytics Capabilities
-
Analytics Segments & Vertical
Markets
•
Select Strategic Initiatives
-
Deliver Customer Value
-
Accelerate Geographic Expansion
-
Increase Innovative Offerings
-
Invest in Growth Platforms
-
Improve Business Sustainability
2013 INVESTOR & ANALYST DAY
WHAT YOU WILL HEAR ABOUT TODAY WHAT YOU WILL HEAR ABOUT TODAY

10%
28%
21%
41%
U.S.
Europe
Asia Pacific
Other

33%
25%
10%
32%
Field Sampling
Field Monitoring
Online
Lab

xylem
Let's Solve Water

Yellow Springs, OH; Weilheim, Germany; Bergen, Norway
Field, Online, and Laboratory Analytical Instrumentation
Meters, Sensors, Spectrophotometers, and Refractometers
Temperature, Data Loggers, Doppler and Level Measurement
Water Quality and Environmental Monitoring Systems

WATER INFRASTRUCTURE
BUSINESS OVERVIEW
TEST
TEST
2013 INVESTOR & ANALYST DAY
Market Size:
2012 Revenues:
Key Products
& Services:
2012 Revenues
by Geography &
Segment:
Key Facilities:
Key Brands:
$4B
$298M

Vapor Transport
Radiative Exchange
Domestic Use
Evaporation
Precipitation
Carbon Emissions
Shipping
Energy
Wastewater
Drinking Water
Groundwater Flow
Coastal
Aquaculture
Agriculture
Source Water
Extraction
Industrial
Fishing

**Water**
- Water Quality
- Spectroscopy
- Pressure
- Temperature
- Flow
- Level
- Salinity
- pH
- Current/Tide

**Depth** (increasing demand on specifications)

**Air**
- Weather
- Air Quality
- Rainfall

**Analytical Equipment & Instrumentation**
- Sensors
- Meters
- Data loggers
- Field Sondes
- Analyzers
- Titrators
- Spectrophotometers
- Refractometers

xylem Let's Solve Water

2013 INVESTOR & ANALYST DAY WATER INFRASTRUCTURE TEST: ANALYTICS CAPABILITIES

BUILDING A WORLD-CLASS ANALYTICS PLATFORM
BUILDING A WORLD-CLASS ANALYTICS PLATFORM
Total Served Market - $4B
WATER INFRASTRUCTURE
TEST: ANALYTICS SEGMENTS AND VERTICAL MARKETS
2013 INVESTOR & ANALYST DAY
APPLIED
MEASUREMENT
TECHNOLOGIES
WATER
Note: Other Revenue ~$60M

- **IQ SensorNet**
  - Water Quality Sensor Network
  - Simple Installation – Ideal For Plant Upgrades/Retrofit
- **City of London, Ontario**
  - Upgrade To Their Five Waste Water Treatment Plants
  - Standardized On IQ SensorNet
    - Controller
    - Sensors & Communications
  - Flexibility and Future Expansion Key

xylem Let's Solve Water

75 DELIVER CUSTOMER VALUE ANALYTICS WASTE WATER CAPABILITIES 2013 INVESTOR & ANALYST DAY

- **Environmental Sensor Buoys**
  - Record and Transmit Real-Time Meteorological and Water Quality Data
  - Develop Climate Models and Ecological Forecasts
  - Coastal Zone Pollution

- **Caribbean Community Climate Change Center (CCCCC)**
  - Five Buoys Will Be Part of the Coral Reef Early Warning System (CREWS)
    - EXO2 Water Quality Sonde
    - SonTek Argonaut XR Velocimeters
    - Cellular / GOES Satellite Telemetry

xylem
Let's Solve Water

76 2013 INVESTOR & ANALYST DAY DELIVER CUSTOMER VALUE ANALYTICS OCEAN / COASTAL CAPABILITIES

ACCELERATE GEOGRAPHIC
EXPANSION
DEVELOPED MARKETS STRATEGY DEVELOPED MARKETS STRATEGY
Leverage
Regional Brands
Expand Service and
Integration
Capabilities
EMERGING MARKETS STRATEGY EMERGING MARKETS STRATEGY
Stage 1
Distribution Management
Stage 2
After Sales Services
Stage 3
Channel Optimization
Stage 4
Systems Integration
ASIA
21%
EMEA
43%
AMERICAS
36%
EMERGING MARKETS REVENUE GROWS FROM 25% TO >30% BY 2017
EMERGING MARKETS REVENUE GROWS FROM 25% TO >30% BY 2017
% of Total Revenues 2012
2013 INVESTOR & ANALYST DAY

YSI
INTRODUCING EXO...
BREAKING THE SONDE BARRIER
xylem

xylem
Let's Solve Water

NEW TECHNOLOGY DRIVES MARKET SHARE GROWTH
NEW TECHNOLOGY DRIVES MARKET SHARE GROWTH

INCREASE INNOVATIVE OFFERINGS
CROSS BRANDING
CROSS BRANDING
NEW PRODUCTS
NEW PRODUCTS
•
Invest in New Products and Advanced Sensor Technology
•
Leverage Existing Technology Across Operating Companies
•
Adapt for Local Market Requirements
WTW IQ SensorNet  North America
YSI Branded
YSI Supported
~40% Growth in 2012
YSI Field Products - Germany
WTW Branded
WTW Supported
~25% Growth in 2012
2013 INVESTOR & ANALYST DAY

INVEST IN GROWTH PLATFORMS
ANALYTICS ACQUISITION STRATEGY
Targets Aligned with Market
Focus and Growth Initiatives
•
Fill Product or Technology Gaps
•
Strengthen Geographic Capabilities
•
Drive Sustainable Water Infrastructure
Projects
FOCUSED AND DELIBERATE PROCESS WITH STRONG PIPELINE
FOCUSED AND DELIBERATE PROCESS WITH STRONG PIPELINE
Ideal Target
Profile
“Thousands
Protecting
Millions”
Premium
Offering
Compelling
Application
Knowledge
Continued  Acquisition
Focus
•
Build on Strong Base
•
Support Additional Growth
•
Robust Pipeline
2013 INVESTOR & ANALYST DAY

Pre
Acquisition
EBITDA
GM
OpEx OpEx
Post
Integration
• Continued Topline Growth
•
>10% in 2012
• Lean Initiatives and Global
Sourcing Already Delivering
•
Lean Six Sigma Deployed
•
Buying Leverage
•
GM Up More Than 300 bps
• Operating Expense Focus
•
23% Reduction
•
Minimal Impact to Sales Spend
• EBITDA Margin Expansion
•
More Than 168% Increase
EBITDA
GM
OpEx OpEx
2013 INVESTOR & ANALYST DAY
IMPROVE BUSINESS SUSTAINABILITY
YSI IMPROVEMENT POST-INTEGRATION
VALUE CREATION –
VALUE CREATION –
OPERATIONAL EXCELLENCE DRIVING MARGIN EXPANSION
OPERATIONAL EXCELLENCE DRIVING MARGIN EXPANSION

81 2013 INVESTOR & ANALYST DAY INVEST IN GROWTH PLATFORMS BUILDING A WORLD-CLASS ANALYTICS PLATFORM

Build High-Performance Culture
Deliver Customer Value
Drive Profitable Growth
Improve Business Sustainability
Unique Global Assets
Become the World's Trusted Leader in Solving Water Issues

xylem Let's Solve Water

82 2013 INVESTOR & ANALYST DAY WATER INFRASTRUCTURE TEST

APPLIED WATER SYSTEMS KEN NAPOLITANO PRESIDENT

Deliver Customer Value
Drive Profitable Growth
Improve Business Sustainability
Unique Global Assets

xylem
Let's Solve Water

•
Business Overview
-
Market Drivers
-
Aftermarket and Installed Base
-
Commercial Building Capabilities
-
Industrial Market Capabilities
•
Select Strategic Initiatives
-
High-Efficiency Solutions
-
Emerging Markets Penetration
-
Improve Business Sustainability
APPLIED WATER SYSTEMS
AGENDA

WHAT YOU WILL HEAR ABOUT TODAY
WHAT YOU WILL HEAR ABOUT TODAY
2013 INVESTOR & ANALYST DAY

Bell & Gossett | GOULDS WATER TECHNOLOGY | LOWARA | JABSCO | FLOJET | FLOWTRONEX

**2012 Revenues by Geography:**

55%
19%
10%
16%
U.S.
Europe
Asia Pacific
Other
50%
35%
6%
9%
U.S.
Europe
Asia Pacific
Other
47%
35%
2%
16%
U.S.
Europe
Asia Pacific
Other

xylem Let's Solve Water

APPLIED WATER SYSTEMS
BUSINESS OVERVIEW
BUILDING SERVICES
BUILDING SERVICES
2013 INVESTOR & ANALYST DAY
INDUSTRIAL WATER
INDUSTRIAL WATER
Market Size:
2012 Revenues:
Key Products
& Services:
Key Facilities:
Key Brands:
$9B
$736M
$4B
$550M
HVAC Pumps, Valves & Heat
Exchangers, Drives & Controls,
Waste Water Pumps, Pressure
Boosters, Fire Protection
Auburn, NY; Buffalo, NY; Cegled, Hungary; Chihuahua, Mexico; Dallas, TX; Hoddesdon, UK; Montecchio, Italy;
Morton Grove, IL; Nanjing, China; Stockerau, Austria; Strzelin, Poland; Wolverhampton, UK
Pumps & Pumping Systems
Heat Exchangers, Drives & Controls
Membrane Filtration
Fire Protection
IRRIGATION
IRRIGATION
$2B
$96M
Groundwater & Surface Pumps
Packaged Systems, Drives &
Controls

APPLIED WATER SYSTEMS
MARKET DRIVERS
•
Population Growth
•
Urbanization
•
Increasing Middle Class In Emerging
Markets
•
Water Scarcity
•
High-Efficiency Legislation
•
Higher Performance Standards
•
Consumers’ Interest In Life Cycle Cost
•
Energy Price Escalations
REGULATORY ENVIRONMENT FOCUSED ON WATER & ENERGY
REGULATORY ENVIRONMENT FOCUSED ON WATER & ENERGY
MACRO DRIVERS
MACRO DRIVERS
2013 INVESTOR & ANALYST DAY 86
•
EU High-Efficiency Circulators & Water Pumps
(2013)
•
EU High-Efficiency Integrated Circulators &
Premium Efficiency Motors (2015)
•
U.S. Dept. of Energy Pump Efficiencies (Pending)

APPLIED WATER SYSTEMS
AFTERMARKET AND INSTALLED BASE
•
More Than 25 Million Products Installed
Worldwide
•
30% to 40% Average Replacement Sales
•
Attractive Aftermarket Margins
•
Strong Brand Loyalty
•
Broad Leading Channels
•
Exceptional Customer Support
•
OEM Platforms
DRIVES OPPORTUNITIES FOR RETROFIT & AFTERMARKET
DRIVES OPPORTUNITIES FOR RETROFIT & AFTERMARKET
2013 INVESTOR & ANALYST DAY 87
DIFFERENTIATORS
DIFFERENTIATORS

XYLEM PROPRIETARY / CONFIDENTIAL
•
Products for the Heating,
Cooling and Protection of
Commercial Buildings
•
Broadest Offering Allows for
Optimizing Interaction of Key
Building Components
•
Application Expertise Makes
Xylem a Strong Partner for
Specifying Engineers

APPLIED WATER SYSTEMS
COMMERCIAL BUILDING CAPABILITIES
2013 INVESTOR & ANALYST DAY
INTEGRATED SOLUTIONS
INTEGRATED SOLUTIONS

•
Customer
-
Monarch Plaza, Atlanta, GA
-
Building Constructed in 1983
-
Lack of Sufficient Cooling
-
Low Pressure on Upper Floors
-
High Energy Costs
-
Integrated, Variable Speed System Retrofit
-
Ability to Accommodate Highly Variable Heating
and Cooling Needs
-
Substantial Energy Savings
-
Energy Star & LEED Silver Certification
BEFORE
AFTER
2013 INVESTOR & ANALYST DAY
DELIVER CUSTOMER VALUE
COMMERCIAL BUILDING
•
Problem
•
Xylem Solution

TREATMENT SOLUTIONS
TREATMENT SOLUTIONS
SYSTEM SOLUTIONS
SYSTEM SOLUTIONS
•
Energy-Efficient Solutions
•
Global Supply Chains
•
Bundling Capabilities
•
Blue Chip Global Customers
VALUE DRIVERS
VALUE DRIVERS
ATTRACTIVE END MARKETS
ATTRACTIVE END MARKETS
Food &
Beverage
Power
Generation
Oil &
Gas
Mining
Mfg.
Industries
APPLIED WATER SYSTEMS
INDUSTRIAL MARKET CAPABILITIES
2013 INVESTOR & ANALYST DAY
PUMPING SOLUTIONS
PUMPING SOLUTIONS

DELIVER CUSTOMER VALUE
INDUSTRIAL MARKET
2013 INVESTOR & ANALYST DAY
•
Customer
-
Major South American Coal Mine
•
Problem
-
Remoteness of Mine and Legislation on
Groundwater Withdrawal Required
Alternative Sources for Process and Potable
Water
•
Xylem Solution
-
Designed Efficient RO Treatment System to
Desalinate Available Seawater and
Generate Process and Potable Water for
Facility

•
Advanced Computational Hydraulic
Design
•
High-Efficiency, Next-Generation
Motor Technology
•
Integration of Variable Speed Drive
Technology, Electronics and Motors
•
Energy-Saving Flow Control
•
Advanced Systems & Solutions
Training
2013 INVESTOR & ANALYST DAY
INCREASE INNOVATIVE OFFERINGS
HIGH-EFFICIENCY SOLUTIONS

ACCELERATE GEOGRAPHIC
EXPANSION
EMERGING MARKETS PENETRATION
EMERGING MARKETS FORMULA EMERGING MARKETS FORMULA
Stage 1
Focused Investments in Front End
Stage 2
Establish Inventory & Assembly Capability
Stage 3
Localize Key Products & Packages
Stage 4
Develop Fit for Use Products
EMERGING
ASIA
+110%
EMERGING
EMEA
+95%
EMERGING
AMERICAS
+90%
EMERGING MARKETS REVENUE GROWS FROM 17% TO 25% BY 2017
EMERGING MARKETS REVENUE GROWS FROM 17% TO 25% BY 2017
Revenue Growth 2012 to 2017
2013 INVESTOR & ANALYST DAY

Drive Operational Drive Operational
Excellence Excellence
Optimize Our Optimize Our
Cost Structure Cost Structure
Focus on Business Focus on Business
Simplification Simplification
•
Lean Six Sigma
•
Global Sourcing
•
Complex Footprint
•
Underutilized Assets
•
Overweighted in
Developed Markets
•
Multiple ERP Systems
•
Multiple Customer Tools
•
Complex Supply Chain
•
Multiple Regional
Products
IMPROVE BUSINESS SUSTAINABILITY
•
Lean & Six Sigma
•
Global Sourcing
•
Localized Manufacturing &
Supply Chain
•
Optimized Asset Utilization
•
Aligned to High-Growth
Regions
•
ERP from 7 to 1
•
Customer Tools from 50 to 1
•
Simplified Supply Chain
•
Modular Global Product
Platforms
2013 INVESTOR & ANALYST DAY
IMPROVE CUSTOMER SATISFACTION, WORKING CAPITAL & COST STRUCTURE
IMPROVE CUSTOMER SATISFACTION, WORKING CAPITAL & COST STRUCTURE
CURRENT
CURRENT
FUTURE
FUTURE

•
Multiple Regional Product Offerings
•
Complex Supply Chain
•
Low Economies of Scale
•
High Inventory Requirement
•
Single Modular Global Product Lines
•
Over 30% Reduction in SKUs
•
Supply Chain & Manufacturing
Leverage
•
Market-Leading Efficiencies
BUSINESS SIMPLIFICATION
GLOBAL WATER PLATFORM
2013 INVESTOR & ANALYST DAY
CURRENT
CURRENT
FUTURE
FUTURE

Build High-Performance Culture
Deliver Customer Value
Drive Profitable Growth
Improve Business Sustainability
Unique Global Assets
Become the World's Trusted Leader in Solving Water Issues

xylem
Let's Solve Water

APPLIED WATER SYSTEMS 96 2013 INVESTOR & ANALYST DAY

FINANCIAL OVERVIEW MICHAEL SPEETZEN CHIEF FINANCIAL OFFICER

2013 INVESTOR & ANALYST DAY

CURRENT UPDATE
•
Guidance Updated to Reflect the
Acquisition of MultiTrode
•
Actions Underway to Realign
European Operations
•
2013 Mid-Point Guidance:
– Organic Revenue +0.5%
– Op Margin -40 Bps
– FX/Acquisitions -50 Bps
– European Structure Costs -30 Bps
– Required HQ /IT/Pension Costs -20 Bps
– EPS Growth +4%
– Restructuring Savings +$0.10
– European Structure Benefit +$0.03
– MultiTrode Acquisition -$0.01
– 95% Free Cash Flow Conversion
GUIDANCE UPDATED TO REFLECT MULTITRODE ACQUISITION
GUIDANCE UPDATED TO REFLECT MULTITRODE ACQUISITION
* See Appendix for Non-GAAP Reconciliations
1Q: Revenue Down MSD;
Segment Margin Negatively Impacted by Acquisitions
& Mix
2012
$3.8 B
39.6%
14.3%
12.9%
$1.77
Total Revenue:
Gross Margin:
Segment Margin*:
Operating Margin*:
Adjusted EPS*
2013E
~$3.9 B
~40%
13.7% - 14.2%
12.2% - 12.7%
$1.79 - $1.89

FINANCIAL OVERVIEW
2008-2012 Revenue CAGR of 4%
•
Driven by Analytics & Dewatering Growth
Platforms
•
Base Recovering to Pre-Crisis Levels
Operating Margin* Expansion +210 Bps
•
Gross Margin +490 Bps
•
Investment into Key Strategic Areas
Strong Free Cash Flow
Deployed $1.4B Into Acquisitions ’08-’12
•
$670M of Revenue
•
Contributed ~200 Bps and 130 Bps to
Gross & Operating Margin Improvement
2013 INVESTOR & ANALYST DAY
LOOKING BACK
LOOKING BACK
* See Appendix for Non-GAAP Reconciliations

FINANCIAL OVERVIEW
2008-2012 Revenue CAGR of 4%
•
Driven by Analytics & Dewatering Growth
Platforms
•
Base Recovering to Pre-Crisis Levels
Operating Margin* Expansion +210 Bps
•
Gross Margin +490 Bps
•
Investment into Key Strategic Areas
Strong Free Cash Flow
Deployed $1.4B Into Acquisitions ’08-’12
•
$670M of Revenue
•
Contributed ~200 Bps and 130 Bps to
Gross & Operating Margin Improvement
2013-2017 Revenue CAGR of 5-9%
•
3-5% Organic; Acquisitions Add 2-4%
Core Op. Margin Expands 50-75 Bps/Yr
•
Gross Margin Continues to Increase
•
Operating Leverage
2013-2017 EPS CAGR of 7-14%
Continued Strong Free Cash Generation
Disciplined Capital Deployment
2013 INVESTOR & ANALYST DAY
LOOKING BACK
LOOKING BACK
LOOKING FORWARD
LOOKING FORWARD
* See Appendix for Non-GAAP Reconciliations
•
Organic Investments
•
Acquisitions in the Range of $150M - $350M
in 2013
•
Return of Capital

‘08-’12 Revenue up 15%; 4% CAGR
Strong Operating Margin Expansion
XYLEM FINANCIAL SUMMARY
REVENUE
REVENUE
OP INCOME & MARGIN*
OP INCOME & MARGIN*
HIGHLIGHTS
HIGHLIGHTS
Growth: -13% 12%  19% 0% 3.5%
OM%: 10.8% 10.8% 12.6%  12.7% 12.9% 12.5%
STRONG TRACK RECORD OF FINANCIAL PERFORMANCE
STRONG TRACK RECORD OF FINANCIAL PERFORMANCE
Organic*: -9% 3%  7% 0% 0.5%
* See Appendix for Non-GAAP Reconciliations
2013 INVESTOR & ANALYST DAY
$M
$M

•
New Products
•
Emerging Market Growth
•
Analytics and Dewatering Platforms
•
+210 Bps Through ’12
•
Pricing Improvements
•
Lean & Global Sourcing
•
Deployed ~$100M in Restructuring
•
Strong Margin Performance During
the Downturn
•
Includes $33M Stand-Alone Costs

DRIVING GROSS MARGIN EXPANSION
GROSS MARGIN EXPANSION ~120 BPS PER YEAR
GROSS MARGIN EXPANSION ~120 BPS PER YEAR
• Price
-
1-2% Price Realization
• Portfolio
-
Continued Organic Investment
-
Acquisitions
• Productivity
-
Lean/Global Sourcing
-
Restructuring Savings
% of Revenue
2013 INVESTOR & ANALYST DAY
+490
+490
Bps
Bps
KEY PERFORMANCE DRIVERS
KEY PERFORMANCE DRIVERS

•
Strong Gross Margin Performance
•
Continued Investment
– R&D 2.8%, Up 1%  … Driving Innovation
– Selling 14.1%, Up 1%
– Extending Emerging Market Presence
•
G&A 9.8%, Up 1%
– Stand-Alone Cost Structure
– Intangible Amortization
– Partially Offset by Cost Savings
LEVERAGING COST STRUCTURE FOR
OPERATING MARGIN EXPANSION
STRONG OPERATING PERFORMANCE
STRONG OPERATING PERFORMANCE
2013 INVESTOR & ANALYST DAY
% of Revenue
+210
+210
Bps
Bps
KEY PERFORMANCE DRIVERS
KEY PERFORMANCE DRIVERS
* See Appendix for Non-GAAP Reconciliations

312
280
2012
2013

22.5%
22.0%
2012
2013

xylem
Let's Solve Water

GENERATING STRONG FREE CASH FLOW
STRONG FREE CASH FLOW GENERATION
STRONG FREE CASH FLOW GENERATION
Conversion: 100% 95%
FREE CASH FLOW*
FREE CASH FLOW*
WORKING CAPITAL
WORKING CAPITAL
2013 FCF Conversion Impacts
Working Capital Improvement
Accounts Receivable
Accounts Payable
Inventory
2013 INVESTOR & ANALYST DAY
% of Revenue
* See Appendix for Non-GAAP Reconciliations
HIGHLIGHTS
HIGHLIGHTS
$M

•
Restructuring & Realignment
•
TSA Exit & Corp HQ Relocation
•
Supplier Term Management
•
Supplier Finance Program
•
SKU Reduction
•
Global Sourcing
•
Further Shared Services
•
Sales Force Engagement

1,824
1,651
1,930
2,416
2,425
2,540
2008
2009
2010
2011
2012
2013

237
242
288
359
365
368
2008
2009
2010
2011
2012
2013

WATER INFRASTRUCTURE
REVENUE
REVENUE
Growth: -10% 17%  25% 0% 4.7%
Organic*: -4% 2% 7% 0% 0.5%
OP INCOME & MARGIN*
OP INCOME & MARGIN*
OM%: 13.0% 14.7% 14.9%  14.9% 15.1% 14.5%
STRONG TOP LINE GROWTH, OP MARGIN +210 BPS
STRONG TOP LINE GROWTH, OP MARGIN +210 BPS
‘08-’12 Revenue up 33%; 7% CAGR
•
Resilient Through the Downturn
•
Growth Driven by Acquisitions,
Emerging Markets & Product
Launches
•
Public Utility CAPEX Slowdown
•
European Crisis
Strong Operating Margin Expansion
•
Operating Productivity Funds
Incremental Strategic Investments
•
’13 Margin Impacts
-
European Realignment
-
FX/Acquisition Impact
HIGHLIGHTS
HIGHLIGHTS
* See Appendix for Non-GAAP Reconciliations
2013 INVESTOR & ANALYST DAY
$M
$M

1,527
1,254
1,327
1,444
1,424
1,450
2008
2009
2010
2011
2012
2013

180
124
161
173
177
181
2008
2009
2010
2011
2012
2013

xylem
Let's Solve Water

APPLIED WATER
REVENUE
REVENUE
Growth: -18% 6% 9%  -1% 1.8%
Organic*: -15% 6% 7% 1% 0.5%
OP INCOME & MARGIN*
OP INCOME & MARGIN*
OM%: 11.8% 9.9% 12.1%  12.0% 12.4% 12.5%
HIGHLIGHTS
HIGHLIGHTS
STRONG OPERATING PERFORMANCE
STRONG OPERATING PERFORMANCE
‘08-’12 Revenue Down 7%
•
Residential & Commercial Building
Decline
•
Growth Driven By New Product
Launches
– Energy-Efficient Solutions
– Emerging Markets Penetration
Strong Operating Performance
•
Margin Expansion Driven by Customer
& Operational Excellence Initiatives
•
Continued to Fund Future Growth
Investments
* See Appendix for Non-GAAP Reconciliations
2013 INVESTOR & ANALYST DAY
$M
$M

LOOKING AHEAD TO 2017
REVENUE
•
Market Growth 2% to 4%
-
Developed Market Growth of 1% to 3%
-
Emerging Market Growth of 6% to 8%
•
Xylem Organic Growth 3-5%; Acquisitions add 2-4%
OPERATING MARGIN
•
Lean & Global Sourcing More Than Offset Inflation
•
Investment in R&D of ~3% of Revenue
OTHER KEY ASSUMPTIONS
•
Share Count Remains Flat at 186.4M
•
Annual Interest Expense ~$55M -
No Prepayment; Assumes 1st
Tranche Refinanced
by 2016
•
Tax Rate of 21%
2013 INVESTOR & ANALYST DAY 107

DISCIPLINED CAPITAL DEPLOYMENT
•
New Product Development
•
Product Range Revitalization
•
Faster-Growing Markets
•
Developing Geographies
•
Cost Optimization
•
Stringent Financial Metrics
•
Core Bolt-Ons & Close Adjacencies
•
~$1.4B Spent Over the Last 4 Years
•
Anticipated Deployment of $150M -
$350M in 2013
•
Estimate Based Upon Expected
Dilution From Option Exercises
•
Program In Place With Identified
Triggers
•
Expected ‘13 Dividend Increase of
15%
•
2013 Payout 30% of Free Cash Flow
•
Expect to Grow Future Dividends in
Line with Expected Earnings Growth
CORE GROWTH THROUGH
CORE GROWTH THROUGH
INNOVATION & EXPANSION
INNOVATION & EXPANSION
ACQUISITION GROWTH FROM A
ACQUISITION GROWTH FROM A
DISCIPLINED STRATEGY
DISCIPLINED STRATEGY
INCREASING RETURN OF
INCREASING RETURN OF
CAPITAL THROUGH DIVIDENDS
CAPITAL THROUGH DIVIDENDS
SHARE REPURCHASES TO
SHARE REPURCHASES TO
MAINTAIN SHARE COUNT
MAINTAIN SHARE COUNT
2013 INVESTOR & ANALYST DAY 108

✓ ✗

●

Acquisition	Invested $M	Year Completed	Strategic Fit	Gross Margin Accretive	IRR > Risk Adj. Cost of Capital	Mid-Teens ROIC	Cash Return 7-9 Years	EPS Accretive After Yr 1
Laing	$30	2009	✓	✗	✓	✓	✗	✗
Nova	$384	2010	✓	✓	✓	●	●	✓
Godwin	$585	2010	✓	✓	✓	●	●	✓
OI	$25		✓	✓	✓	●	●	✓
YSI	$310	2011	✓	✓	✓	●	●	✓
Through 2012				**Added ~200 Bps**				**Added ~$0.45**
MJK	$13	2012	✓	●	●	●	●	●
Heartland	$29	2012	✓	●	●	●	●	●
PIMS	$57	2013	✓	RECENTLY ACQUIRED				
MultiTrode	$26	2013	✓					

xylem Let's Solve Water

ACQUISITION SCORECARD 2013 INVESTOR & ANALYST DAY Completed On Track Not Achieved 109 2010

3,791
2012
2017

12.9%
2012
2017

$1.77
2012
2017

10.8%
2012
2017

xylem Let's Solve Water

2017: WHAT COULD IT LOOK LIKE?
CONTINUED GROWTH, MARGIN EXPANSION & INCREASING RETURNS
CONTINUED GROWTH, MARGIN EXPANSION & INCREASING RETURNS
EARNINGS PER SHARE*
EARNINGS PER SHARE*
REVENUE
REVENUE
4.7B - 5.5B
$2.50 - $3.40
OP MARGIN*
OP MARGIN*
14% - 15%
KEY DRIVERS
•
Revenue Growth 5-9%
- Organic Growth 3-5%
- Acquisitions add 2-4%
•
Core Margins Expand 50-
75 Bps/ Avg. Yrly
•
Acquisitions Margin
Dilutive 20-40 Bps
•
Tax Rate 21%
•
Share Count Flat
ROIC
ROIC
13% - 14%
2013 INVESTOR & ANALYST DAY
* See Appendix for Non-GAAP Reconciliations
$M

Q&A 2013 INVESTOR & ANALYST DAY 111 * * * * * * * * *

2013 INVESTOR & ANALYST DAY THANK YOU FOR YOUR INTEREST THANK YOU FOR YOUR INTEREST 112 CLOSING REMARKS

APPENDIX

2013 INVESTOR & ANALYST DAY

XYLEM MANAGEMENT TEAM
MICHAEL T. SPEETZEN
CHIEF FINANCIAL OFFICER
Michael T. Speetzen serves as our Senior Vice President and Chief Financial Officer. Mr. Speetzen
served as Vice President of Finance for the Fluid and Motion Control business of ITT until October 2011.
He joined ITT in 2009 as Vice President of Finance for Fluid Technology, and his role was expanded to his Vice President of Finance for the Fluid and Motion Control business later that year. Before joining
ITT, Mr. Speetzen served as Executive Vice President and Chief Financial Officer for the StandardAero
division of private equity firm Dubai Aerospace Enterprise from 2007 to 2009. Previously, he held positions with Honeywell from 1995 to 2007 and General Electric from 1993 to 1995. Mr. Speetzen currently serves on the board of Faradyne, an Xylem joint venture with Pentair, Inc. Mr. Speetzen holds a bachelor’s degree in management with an emphasis in finance from Purdue University, and a Master of Business Administration from Thunderbird’s School of Global Management.
GRETCHEN W. MCCLAIN
PRESIDENT & CHIEF EXECUTIVE OFFICER
Gretchen W. McClain was named Chief Executive Officer of Xylem Inc., when the company was formed from the spinoff of the water businesses of ITT Corporation in 2011. She joined ITT in September 2005 as the President of the company’s Residential & Commercial Water business. She was named President of ITT Fluid Technology in March 2007 and promoted to Senior Vice President and President of ITT Fluid and Motion Control in December 2008. Prior to joining ITT, McClain served in a number of senior executive positions at Honeywell Aerospace, including Vice President and General Manager of the
Business, General Aviation & Helicopters (BGH) Electronics division, and Vice President for Engineering and Technology as well as for Program Management in Honeywell Aerospace’s Engines, Systems &
Services division. She joined AlliedSignal in 1999, which later merged with Honeywell.
Earlier, McClain spent nine years with NASA and served as Deputy Associate Administrator for Space
Development--where she played a pivotal role in the successful development and launch of the
International Space Station Program as Chief Director of the Space Station, and Deputy Director for
Space Flight. McClain graduated from the University of Utah with a B.S. in Mechanical Engineering.

2013 INVESTOR & ANALYST DAY

XYLEM MANAGEMENT TEAM
ROBYN MINGLE
CHIEF HUMAN RESOURCES OFFICER
Robyn T. Mingle serves as our Senior Vice President and Chief Human Resources Officer. Ms. Mingle
joined ITT in July 2011 and served as Vice President of Human Resources of the ITT Fluid and Motion
Control business until October 2011. Ms. Mingle brings more than 20 years of domestic and international human resources experience across multiple industries. Most recently, she spent 8 years as Senior Vice President of Human Resources at Hovnanian Enterprises, Inc. during a period of significant growth and transformation. Ms. Mingle also spent 14 years with The Black & Decker
Corporation, where she held numerous HR leadership roles. During this time, she served as Vice
President of Human Resources for DeWalt and Black & Decker Power Tools, and held an expatriate assignment in Singapore where she led HR efforts in Asia/Pacific, the Middle East, Africa, and
Australia/New Zealand. She holds a master’s degree in industrial psychology from the University of
Baltimore and a bachelor’s degree in psychology/industrial relations from Bloomsburg University.
COLIN SABOL
CHIEF STRATEGY & GROWTH OFFICER
Colin R. Sabol serves as our Senior Vice President and Chief Strategy and Growth Officer. Mr. Sabol
previously served as Vice President of Marketing and Business Development for the ITT Fluid and
Motion Control business. He joined ITT in 2006 as Vice President of Marketing and Business
Development, a position he held until March 2009, when his role was expanded to include responsibility for the Motion Control businesses. Prior to joining ITT, Mr. Sabol was with General
Electric Corporation (GE). During his 17 years with GE, he held a number of professional and managerial positions of increasing responsibility, including Chief Financial Officer for GE Energy Services and Vice President of Mergers and Acquisitions for GE Corporate. Mr. Sabol holds a bachelor’s degree in materials engineering from Alfred University.

2013 INVESTOR & ANALYST DAY

XYLEM MANAGEMENT TEAM
ANGELA BUONOCORE
CHIEF COMMUNICATIONS OFFICER
Angela A. Buonocore serves as Xylem’s Senior Vice President and Chief Communications Officer, a role she assumed when the company was spun off from ITT Corporation in October 2011. In this role, she is responsible for global brand and reputation management, public relations, employee communications, corporate advertising and corporate philanthropy. She joined ITT Corporation in 2007 as Vice
President and Director of Corporate Relations, and was promoted to Senior Vice President and Chief
Communications Officer in May 2008. Previously she was Vice President, Corporate Communications
for The Pepsi Bottling Group from 2001 to 2007. Prior to her 12-year career in the PepsiCo system,
Ms. Buonocore spent 11 years with IBM and five years at General Electric Company in a series of increasingly responsible internal and external communications roles. Ms. Buonocore is a trustee of the
Arthur W. Page Society and the Institute for Public Relations, and a member of the Wisemen and the
Seminar, all organizations of senior corporate communications executives. Ms. Buonocore holds a bachelor’s degree in advertising with high honors from the University of Florida and was honored as a
Distinguished Alumna of the College of Journalism and Communications in May 2007.
CHRISTIAN NA
GENERAL COUNSEL & CORPORATE SECRETARY
Christian S. Na is Senior Vice President, General Counsel and Corporate Secretary at Xylem Inc., where he is responsible for leading the Legal function for the entire corporation. Prior to joining Xylem, Christian was Deputy General Counsel of CIRCOR International, Inc. in Burlington, Massachusetts. CIRCOR is a
publicly traded global company that provides flow control solutions and electro-mechanical systems through 28 different brands with manufacturing operations in 10 countries. Christian was also Group
Vice President and General Counsel at Danaher’s Product Identification Division in Wood Dale, Illinois.
Earlier in his career, he was General Counsel & Corporate Secretary for U.S., Asia-Pacific and Latin
America for Mitel Networks in Herndon, Virginia, during which time he also taught at the George
Washington University in Washington, D.C. as an Adjunct Professor. Christian received his Bachelor of
Arts and his Juris Doctor degrees from Boston University.

2013 INVESTOR & ANALYST DAY

XYLEM MANAGEMENT TEAM
NICHOLAS R. COLISTO
CHIEF INFORMATION OFFICER
Nicholas R. Colisto is Senior Vice President and Chief Information Officer of Xylem Inc., where he is responsible for all information technology strategy and staffing to support the global business.
Prior to joining Xylem, Mr. Colisto served in executive IT positions at Hovnanian Enterprises, Inc. in Red
Bank, N.J., and was subsequently appointed Vice President and CIO. Mr. Colisto was also an Executive
Director in IT at Boehringer-Ingelheim Pharmaceuticals, Inc. in Ridgefield, Conn. Prior to that, he served in a number of positions of increasing responsibility at Priceline.com, Hyperion Solutions, Inc., Pepsi-
Cola and the Bayer Corporation. Mr. Colisto serves on the academic advisory board at Rutgers University and on the foundation board of trustees for Bayshore Community Hospital, part of the Meridian Health
Network. He received both a Bachelor of Business Administration degree in Management Information
Systems, and a Master of Science degree in Information Systems from Pace University.
MICHAEL L. KUCHENBROD
PRESIDENT, WATER SOLUTIONS
Michael L. Kuchenbrod serves as our Senior Vice President and President of Water Solutions. He
previously served as President of ITT Water and Wastewater, a role to which he was appointed in May
2011. Prior to that, Mr. Kuchenbrod served as President of ITT’s China Operations, a regional value center focused on delivering the ITT commercial portfolio within these critical markets. Prior to his post in China and India, Mr. Kuchenbrod spent most of his 23-year career with ITT in the Interconnect
Solutions business with operations throughout the Americas, Europe and Asia, ultimately becoming
President of that value center. He was also head of the ITT KONI shock absorber business in the
Netherlands. Mr. Kuchenbrod holds a bachelor’s degree in chemical engineering from Montana State
University.

2013 INVESTOR & ANALYST DAY

XYLEM MANAGEMENT TEAM
CHRISTOPHER R. MCINTIRE
PRESIDENT, ANALYTICS
Christopher R. McIntire serves as our Senior Vice President and President of Analytics. Mr. McIntire
served as President of Analytics of the ITT Fluid and Motion Control business until October 2011. He joined ITT in March 2009 when ITT acquired Nova Analytics. During his time with Nova Analytics, he served as President and Chief Operating Officer. Prior to joining Nova Analytics, Mr. McIntire held various leadership positions including Chief Executive Officer of WTW, a Munich based company in the
Nova portfolio. Earlier, he spent 14 years with Thermo Fisher Scientific in various engineering and operational roles, including several in the Water and Environmental division. He also served as General
Manager for both Thermo Affinity Sensors in the United Kingdom and Thermo Detection in the United
States. Mr. McIntire holds a Master of Business Administration from Northeastern University.
KENNETH NAPOLITANO
PRESIDENT, APPLIED WATER SYSTEMS
Kenneth Napolitano serves as our Senior Vice President and President of Applied Water Systems.
Mr. Napolitano previously served as President of the ITT Residential and Commercial Water business.
He began his career with ITT Goulds Pumps as an intern in 1980. Subsequently, Mr. Napolitano served as President of the ITT Industrial Process business, and held a number of other leadership assignments within ITT, including Vice President of the Americas Sales and Service organization and General
Manager of ITT Monitoring and Controls, where he focused on the development of advanced technologies. In March 2011, he was elected Chairman of the Board of the Hydraulic Institute. In 2010,
Mr. Napolitano also served as the President of the Hydraulic Institute and received the prestigious
“President’s Award” in recognition of his efforts and leadership. Mr. Napolitano holds a Bachelor’s
Degree in Interdisciplinary Engineering and Management from Clarkson University.

2013 Full Year Financial Outlook	Growth 2013E vs. 2012			
Revenue	(Mid-Point)	Total Growth	Organic	Acquisition	FX
Xylem Consolidated	~$3,925M	~3 - 4%	0 - 1%	2%	1%
Water Infrastructure	~$2,540M	~4 - 5%	0 - 1%	3%	1%
Applied Water	~$1,450M	~1 - 2%	0 - 1%	0%	1%
Segment Margin *	13.7% - 14.2%	-60 bps to -10 bps			
Operating Margin *	12.2% - 12.7%	-70 to -20 bps			
EPS *	$1.79 - $1.89	$1.84 Mid Point			
Free Cash Flow Conversion	~95%	Restructuring Pmts, Realignment Capex, & CHQ Relocation			
Guidance Assumptions:					
Operating Tax Rate	~21%	1H'13 Rate: ~22%; 2H'13 Rate: ~20%			
Share Count	~186.4M	Share Repurchase Program to Maintain Current Share Count			
Items Excluded from EPS:					
Restructuring & Realignment Costs	~$60M - $70M	Restructuring Costs: ~$40M to $50M			

xylem Let's Solve Water

2013 INVESTOR & ANALYST DAY 119 2013 FINANCIAL GUIDANCE SUMMARY * See Appendix for Non-GAAP Reconciliations

Xylem Inc. Non-GAAP Measures

Management views key performance indicators including revenue, gross margins, segment operating income and margins, orders growth, free cash flow, working capital, and backlog, among others. In addition, we consider certain measures to be useful to management and investors evaluating our operating performance for the periods presented, and provide a tool for evaluating our ongoing operations, liquidity and management of assets. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives. These metrics, however, are not measures of financial performance under GAAP and should not be considered a substitute for revenue, operating income, net income, earnings per share (basic and diluted) or net cash from operations as determined in accordance with GAAP. We consider the following non-GAAP measures, which may not be comparable to similarly titled measures reported by other companies, to be key performance indicators:

"Organic revenue" and "Organic orders" defined as revenue and orders, respectively, excluding the impact of foreign currency fluctuations, intercompany transactions, and contributions from acquisitions and divestitures. Divestitures include sales of portions of our business that did not meet the criteria for classification as a discontinued operation or insignificant portions of our business that we did not classify as a discontinued operation. The period-over-period change resulting from foreign currency fluctuations assumes no change in exchange rates from the prior period.

"Constant currency" defined as financial results adjusted for currency translation impacts by translating current period and prior period activity using the same currency conversion rate. This approach is used for countries whose functional currency is not the U.S. dollar.

"EBITDA" defined as earnings before interest, taxes, depreciation, amortization expense, and share-based compensation. **"Adjusted EBITDA"** reflects the adjustment to EBITDA to exclude for non-recurring separation costs associated with the Xylem spin-off from ITT Corporation as well as non-recurring restructuring and realignment costs.

"Adjusted Operating Income", "Adjusted Segment Operating Income", and "Adjusted EPS" defined as operating income and earnings per share, adjusted to exclude non-recurring separation costs associated with the Xylem spin-off from ITT Corporation, non-recurring restructuring and realignment costs and tax-related special items.

"Normalized EPS" defined as adjusted earnings per share, as well as adjustments to reflect the incremental current period amount of interest expense and stand alone costs in the prior comparable period.

"Free Cash Flow" defined as net cash from operating activities, as reported in the Statement of Cash Flow, less capital expenditures as well as adjustments for other significant items that impact current results which management believes are not related to our ongoing operations and performance. Our definition of free cash flows does not consider non- discretionary cash payments, such as debt.

xylem Let's Solve Water | 2013 INVESTOR & ANALYST DAY

120

2013 INVESTOR & ANALYST DAY

Constant Currency
(A) (B) (C) (D) (E) (F) = B+C+D+E (G) = F/A (H) = (B + D) / A
Change % Change Change % Change
Revenue Revenue CY v. PY CY v. PY FX Contribution Eliminations Adj. CY v. PY Adj. CY v. PY
Current Year Prior Year
Year Ended December 31, 2012
Xylem Inc. 3,791                 3,803                 (12)                       -0.3% (94)                       108                      -                           2                               0.1% 2.5%
Water infrastructure 2,425                 2,416                 9                          0.4% (94)                       80                        (1)                              (6)                              -0.2% 3.7%
Applied Water 1,424                 1,444                 (20)                       -1.4% -                      32                        (3)                              9                               0.6% 0.8%
Year Ended December 31, 2011
Xylem Inc. 3,803                 3,202                 601                      18.8% (264)                    (111)                    -                           226                           7.1% 15.3%
Water Infrastructure 2,416                 1,930                 486                      25.2% (264)                    (87)                       2                               137                           7.1% 20.7%
Applied Water 1,444                 1,327                 117                      8.8% -                      (28)                       (1)                              88                             6.6% 6.7%
Year Ended December 31, 2010
Xylem Inc. 3,202                 2,849                 353                      12.4% (263)                    6                          -                           96                             3.4% 12.6%
Water infrastructure 1,930                 1,651                 279                      16.9% (247)                    (8)                         -                           24                             1.5% 16.4%
Applied Water 1,327                 1,254                 73                        5.8% (16)                       15                        -                           72                             5.7% 7.0%
Year Ended December 31, 2009
Xylem Inc. 2,849                 3,291                 (442)                    -13.4% (7)                         158                      -                           (291)                         -8.8% -8.6%
Water infrastructure 1,651                 1,824                 (173)                    -9.5% -                      109                      (1)                              (65)                            -3.6% -3.5%
Applied Water 1,254                 1,527                 (273)                    -17.9% (7)                         53                        -                           (227)                         -14.9% -14.4%
Note: Due to rounding the sum of segment amounts may not agree to Xylem totals.
Acquisitions /
Divestitures
Xylem Inc. Non-GAAP Reconciliation
Reported vs. Organic & Constant Currency Revenue
($ Millions)
(As Reported - GAAP) (As Adjusted - Organic)

2013 INVESTOR & ANALYST DAY

Mid Point Guidance
2008 2009 2010 2011 2012 2013E
Revenue 3,291 2,849 3,202 3,803 3,791 3,925
Operating Income 315 276 388 395 443 425
Operating Margin 9.6% 9.7% 12.1% 10.4% 11.7% 10.8%
Restructuring & Realignment 41 31 15 - 24 65
Separation Costs - - - 87 22 -
Adjusted Operating Income 356 307 403 482 489 490
Adjusted Operating Margin 10.8% 10.8% 12.6% 12.7% 12.9% 12.5%
Standalone Costs - - - 5 28 -
Adj. Operating Income, excl. Standalone Costs 356 307 403 487 517 490
Adjusted Operating Margin, excl. Standalone Costs 10.8% 10.8% 12.6% 12.8% 13.6% 12.5%
Xylem Inc. Non-GAAP Reconciliation
Adjusted Operating Income
($ Millions)

2013 INVESTOR & ANALYST DAY

2013 2012 2011 2010 2009 2008
Total Revenue
• Total Xylem 3,925       3,791       3,803    3,202        2,849        3,291
• Water Infrastructure 2,540       2,425       2,416    1,930        1,651        1,824
• Applied Water 1,450       1,424       1,444    1,327        1,254        1,527
Operating Income
• Total Xylem 425          443          395       388            276 315
• Water Infrastructure 318          342          343       276            227 220
• Applied Water 166          170          160       158            109 162
Operating Margin
• Total Xylem 10.8% 11.7% 10.4% 12.1% 9.7% 9.6%
• Water Infrastructure 12.5% 14.1% 14.2% 14.3% 13.7% 12.1%
• Applied Water 11.4% 11.9% 11.1% 11.9% 8.7% 10.6%
Separation Costs
• Total Xylem -           22            87          -            -            -
• Water Infrastructure -           4              16          -            -            -
• Applied Water -           2              13          -            -            -
Restructuring & Realignment Costs
• Total Xylem 65            24            -        15 31 41
• Water Infrastructure 50            19            -        12 15 17
• Applied Water 15            5              -        3 15 18
Adjusted Operating Income*
• Total Xylem 490          489          482       403            307            356
• Water Infrastructure 368          365          359       288            242            237
• Applied Water 181          177          173       161            124            180
Adjusted Operating Margin*
• Total Xylem 12.5% 12.9% 12.7% 12.6% 10.8% 10.8%
• Water Infrastructure 14.5% 15.1% 14.9% 14.9% 14.7% 13.0%
• Applied Water 12.5% 12.4% 12.0% 12.1% 9.9% 11.8%
*Adjusted Operating Income excludes non-recurring separation, restructuring & realignment costs
Xylem Inc. Non-GAAP Reconciliation
Adjusted Operating Income
($ Millions)

2013 INVESTOR & ANALYST DAY

Illustration of Mid Point Guidance
2013 Guidance
FY '12 FY '13
As Reported Adjustments Adjusted As Projected Adjustments Adjusted
Total Revenue 3,791 3,791 3,925 3,925
Segment Operating Income 512 30 a 542 484 65 d 549
Segment Operating Margin 13.5% 14.3% 12.3% 14.0%
Corporate Expense 69 (16) b 53 59 - 59
Operating Income 443 46 489 425 65 490
Operating Margin 11.7% 12.9% 10.8% 12.5%
Interest Expense (55) (55) (55) (55)
Other Non-Operating Income (Expense) - - (2) (2)
Income before Taxes 388 46 434 368 65 433
Provision for Income Taxes (91) (13) c (104) (72) (19) c (91)
Net Income 297 33 330 296 46 342
Diluted Shares 186.2 186.2 186.4 186.4
Diluted EPS 1.59 $              0.18 $               1.77 $               1.59 $              0.25 $               1.84 $
a One time separation, restructuring and realignment costs incurred at the segment level
b One time separation, restructuring and realignment costs incurred at the corporate level
c Net tax impact of above items, plus the addition of special tax items
d Restructuring and realignment costs incurred at the segment level
Xylem Inc. Non-GAAP Reconciliation
Guidance
($ Millions, except per share amounts)

2013 INVESTOR & ANALYST DAY

2013E 2012
Net Cash - Operating Activities 410                       396
Capital Expenditures (130)                      (112)
Free Cash Flow, including separation costs 280                       284
Cash Paid for Separation Costs (incl. Capex) -                        28
Free Cash Flow, excluding separation costs 280                       312
Net Income 296                       297
Separation Costs, net of tax (incl. tax friction) -                        16
Net Income, excluding separation costs 296                       313
Free Cash Flow Conversion 95% 100%
Xylem Inc. Non-GAAP Reconciliation
Net Cash - Operating Activities vs. Free Cash Flow
($ Millions)
Year Ended

xylem

Let's Solve Water

NYSE: XYL

Phil De Sousa, Investor Relations Officer

(914) 323-5930

Janice Tedesco, Investor Relations Coordinator

(914) 323-5931

http://investors.xyleminc.com

You may scan the QR code for direct access to the Xylem IR app for iPad® mobile devices.

Apple and iPad are registered trademarks of Apple Inc.

xylem Let's Solve Water

2013 INVESTOR & ANALYST DAY 126